UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2020

BIONEXUS GENE LAB CORP.
(Exact name of registrant as specified in its charter)

Wyoming	333-229399	35-2604830
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

Unit 2, Level 10, Tower B, Avenue 3,

The Vertical Business Suite II

Bangsar South

No. 8, Jalan Kerinchi

59200, Kuala Lumpur

(Address of principal executive offices)

+60 1221-26512

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements include, but are not limited to, statements related to our ability to raise sufficient capital to finance our planned operations. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report on Form 8-K sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Preliminary Statements:

Unless the context requires otherwise, all references to “us,” “we,” “our,” “Company,” or “BioNexus” means BioNexus Gene Lab Corp. This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.

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Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Current Report on Form 8-K of BioNexus filed with the Securities and Exchange Commission (the “SEC”) on December 31, 2020 (the “Initial Form 8-K”). The Initial Form 8-K reported under Item 1.0, among other Items, that the Company had completed the acquisition (the “Acquisition”) of Chemrex Corporation Sdn. Bhd., a Malaysian company ("Chemrex"), on December 31, 2020.

The Acquisition was completed pursuant to a Share Exchange Agreement entered into on December 24, 2020, by and among the Company, Chemrex and the shareholders of Chemrex (filed as Exhibit 10.5 to the Company’s Form 8-K filed on December 30, 2020).

This Form 8-K/A provides the financial statements and unaudited pro forma financial information as required by Item 9.01 of Form 8- K. It also adds Item 2.01 Completion of Acquisition or Disposition of Assets to the disclosure, which was inadvertently omitted in the Initial Filing.

Apart from the above, no other modification to the Initial Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the Initial Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by this Item are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information required by this Item is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c) Exhibits

Exhibit No.	DESCRIPTION
99.1	Audited financial statements of acquired company, Chemrex Corporation Sdn. Bhd., as of and for the years ended December 31, 2019 and 2018.
99.2	Unaudited financial statements of acquired company, Chemrex Corporation Sdn. Bhd., as of and for the nine months ended September 30, 2020 and 2019.
99.3	Unaudited Pro forma financial information as of and for the period ended September 30, 2020 and December 31, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIONEXUS GENE LAB CORP.

Date: March 11, 2021	By:	/s/ Chan Chong Wong
Chan Chong Wong
Chief Executive Officer

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